Post Balance Sheet Events	12 Months Ended
Dec. 31, 2024
Post Balance Sheet Events
Post Balance Sheet Events

30        Post Balance Sheet Events

On 17 January, 2025, we entered into an ELOC with C/M Capital Master Fund LP (“C/M”) pursuant to which we have the right, but not the obligation, to sell to C/M, and C/M is obligated to purchase, up to $35.0 million of newly issued ADSs for a period of 36 months from the Commencement Date. As consideration for the Seller Shareholder’s execution and delivery of the Purchase Agreement, we have agreed to pay to the Selling Shareholder a Commitment Fee of $875,000 in cash or in ADSs.

At any time after the Commencement Date, we may direct C/M to purchase a specified number of ADSs, or a Fixed Purchase, not to exceed $200,000, at a purchase price equal to the lesser of 95% of (i) the daily volume weighted average price, or VWAP, of the Depositary Shares for the five trading days immediately preceding the applicable Purchase Date for such Fixed Purchase and (ii) the lowest sale price of an ADS Share on the trading day immediately preceding the Purchase Date.

In addition, we may also direct C/M to purchase an additional number of ADSs in an amount up to the VWAP Purchase Maximum Amount (as defined in the Purchase Agreement), or a VWAP Purchase, at a purchase price equal to the lesser of 95% of (i) the closing price of an ADS on the trading day immediately preceding the applicable VWAP Purchase Date and (ii) the VWAP during the period on the applicable VWAP Purchase Date beginning at the opening of trading and ending at the VWAP Purchase Termination Time (as defined in the Purchase Agreement).

Lastly, we may also direct C/M to purchase an Additional VWAP Purchase at a purchase price equal to the lesser of 95% of (i) the closing price of an ADS on the trading day immediately preceding the applicable Additional VWAP Purchase Date and (ii) the VWAP during the Additional VWAP Purchase Period (as defined in the Purchase Agreement) on the applicable Additional VWAP Purchase Date.

Under the Purchase Agreement, the aggregate amount of Purchase Shares submitted in any single or combination of VWAP Purchase notices and/or Additional VWAP Purchase notices on a particular date require a payment from C/M to us not exceeding $2.5 million.

C/M is not obligated to purchase any ADSs pursuant to the Purchase Agreement if, when aggregated with all other securities then beneficially owned by C/M would result in C/M beneficially owning Ordinary Shares (represented by Depositary Shares) in excess of 9.99% of the then-outstanding Ordinary Shares.

The net proceeds under the Purchase Agreement to us will depend on the frequency and prices at which we sell Depositary Shares to the Selling Shareholder. We expect that any proceeds received by us from such sales to the Selling Shareholder will be used to fund our development programs, for working capital and other general corporate purposes.